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                                                                      Plexus S-8
                                                                    Exhibit 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 27, 1998 which is included in Plexus Corp. and subsidiaries' Annual Report on Form 10-K for the year ended September 30, 1998. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which is included in such Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP


April 12, 1999